                                                                     Exhbit 99.1
                           [SENECA-CAYUGA TRIBE LOGO]

OKLAHOMA                                                                NEW YORK
--------                                                                --------
R2301 E. Steve Owens Blvd., Box 1283                      Box 7038, Rt. 90 North
Miami, Oklahoma  74355                                   Cayuga, New York  13034
Ph: (918) 542-6609/Fax: (918) 542-3684                   Ph/Fax:  (315) 253-8935

                                 August 19, 2004

Empire Resorts, Inc.
Attention:  Robert Berman
Monticello Raceway
Route 17B
Monticello, New York

Dear Mr. Berman:

          Empire Resorts,  Inc.  ("Empire") is aware of the recent progress that has been made between the Seneca-Cayuga  Tribe of Oklahoma (the "TRIBE") and the
State of New York (the  "STATE") in the course of  negotiations  concerning  the
settlement  of  the  Cayuga  Land  Claim  litigation.   As  a  result  of  these
discussions,  the Tribe  believes  that the State of New York may be prepared to accept a settlement of the dispute between the Tribe and the State on terms that will permit the Tribe to exercise  sovereignty over land in the Catskills region of New York that  would be taken  into trust for  gaming  purposes  pursuant  to federal legislation supported by the State.

          This letter  describes the terms and conditions  under which the Tribe is  willing  to work  together  with  Empire  on this  challenging  project.  By executing your acceptance  below,  you are confirming your approval of the terms and conditions and the mutual  understandings  and obligations of Empire and the
Tribe set forth below.

          BACKGROUND.  We are aware that Empire  anticipates  the Tribe entering into a settlement  of its land claims with respect to the State of New York (the
"Settlement").  The Settlement will become operative if, among other things, the
Tribe is  authorized  to conduct  gaming  operations  at a site in the Catskills region of New York.  The land on which any such  facility is to be located is to be transferred to the United States  Government in trust for the Tribe's benefit as a site for a gaming facility (the "GAMING ENTERPRISE"). To better pursue this effort,  the Tribe is  seeking  to enter  into an  exclusive  agreement  with an experienced  party for a project  that will  involve (i) mutual  efforts to have property located in either Ulster or Sullivan County, New York (the "Property"), placed  in  trust as  Indian  lands to be used  for  gaming  purposes,  (ii) the
development  of  the  Gaming   Enterprise  and  related  resort  and  commercial
facilities  on the Property on behalf of the Tribe and (iii) the  operation  and management of the Gaming Enterprise for an initial period of seven years or such

Mr. Robert Berman
Empire Resorts
August 19, 2004

other period as may be approved by the Chairman of the  National  Indian  Gaming
Commission (the "Project").

          The Tribe relies on Empire's  representation that it has experience in the development of off-reservation gaming venues and is offering to serve as the
Tribe's  exclusive  partner  for the Project  and will  provide  funding for the
Project as described  below.  For purposes of the Project the Tribe  understands that a special  purpose  development  affiliate  (the  "Project  Developer")  to develop the Property  will be organized  and that a special  purpose  management affiliate (the "Gaming  Manager") to manage the Gaming  Enterprise  also will be organized.

          The Tribe further relies on Empire's  representation  that Empire, the
Project  Developer,  the Gaming  Manager and the  officers,  directors,  owners, employees and  shareholders  of those  entities,  to the extent required by law, will be  licensed  by  appropriate  federal,  state and  tribal  authorities  in connection with their involvement in the Project.

          PHASES  OF THE  PROJECT.  As the  Tribe's  exclusive  partner  for the
Project,  Empire will work with the Tribe to assist it in  bringing  the Project through each of its various phases,  some of which will run concurrently.  These phases will consist of:

          a)   AUTHORIZING LEGISLATION. Empire will provide technical assistance and  support  to the Tribe in  conjunction  with the  anticipated enactment  of federal  legislation  and, if  necessary,  New York
               State legislation,  prior to November 30, 2004 for the purpose of implementing the Settlement.

          b)   SITE  SELECTION.  Empire  will  consult  with the Tribe as to the identification  of an appropriate site in the Catskills region of
               New York State as a location for the Gaming Enterprise, which may be a  site  now or  hereafter  owned  or  controlled  by  Empire;
               provided that the purchase  price for any such property  owned by
               Empire  shall not exceed the fair market  value  thereof.  Empire will also  provide  the Tribe  with an  option  to  purchase  any property now or hereafter owned or controlled by Empire or any of its affiliates  that is adjacent or contiguous to the site of the
               Gaming Enterprise at a price not exceeding fair market value. The
               Tribe is aware that Empire  currently  has an agreement  with the
               Cayuga Nation of New York,  which expires  December 31, 2004, for the location of a Class III gaming  facility in Sullivan  County,
               New  York,  and that  Empire  cannot,  under  such  agreement  as currently in force, discuss, provide assistance to, or enter into any agreement  with the Tribe with respect to the location of any
               Class III Gaming Facility in Sullivan County.

          c)   UNION LABOR  AGREEMENTS.  Empire and the Tribe will work together in good faith to  negotiate a Project  Labor  Agreement  with the
               Sullivan and Ulster Building Trade Unions for the construction of

Mr. Robert Berman
Empire Resorts
August 19, 2004

               the  Project and an  agreement  with the New York Hotel and Motel
               Trade  Council  with  respect  to the  operation  of  the  Gaming
               Enterprise.

          d)   CONTRACTING.  The Tribe and Empire will  negotiate  in good faith and, when  negotiations  are  successful,  will enter into (i) an agreement  with  respect to the  development  of the Project (the
               "Development  Agreement")  and  (ii) a  separate  agreement  with respect to the management of the Gaming Facility (the "Management
               Agreement"); provided, however, that if at the end of the term of this Agreement,  good faith negotiations have failed to result in the  execution of such  agreements,  neither party shall have any
               liability  to  the  other  party  under  this   Agreement.   Such
               agreements  will  be  separate  from  and  in  addition  to  this
               Agreement  and will be  subject  to the  approval  of the  Tribal
               Business Committee, the authorization of the Tribe to operate the
               Project under a  tribal-state  gaming  compact with the State and all of the other terms and conditions of the Settlement as agreed to between  the Tribe and the State.  Immediately  following  the execution of this Agreement, Empire will commence providing funds in the amount of $35,000 per month to the Tribe to be used to pay the expenses of establishment and initial  operations of a tribal gaming  authority  or similar  entity  organized  by the Tribe to oversee its gaming  activities  in New York State and for related purposes  intended to implement  this  Agreement.  Such  payments shall  continue  during the term of this  Agreement  and shall be considered Development Costs hereunder.  The Management Agreement will be  submitted  for approval to the  National  Indian  Gaming
               Commission and will be subject to the approval of the Chairman of the  Commission.  At all times  following  the  execution  of the
               Development Agreement and the Management  Agreement,  the parties will be mutually  obligated  to  cooperate in good faith and fair dealing and to complete,  submit and support any  applications or approvals  necessary  for the Project and  covenant  not take any action inconsistent therewith.

          e)   LAND TO TRUST  CLOSING  AND  PROJECT  FINANCING.  Subject  to the
               passage of the necessary federal authorizing  legislation and the execution  and  effectiveness  of the  Development  Agreement and
               Management  Agreement,  the  Project  Developer  will  act as the
               Tribe's  exclusive agent to provide  technical  assistance to the
               Tribe and be responsible for arranging suitable financing for the
               Project and make all necessary  arrangements for the transfer the
               Property  into trust and  payment of the costs  thereof  from the proceeds of the financing, including the retention of real estate
               counsel,   obtaining  appropriate  title  insurance  and  similar
               arrangements.

          f)   CONSTRUCTION  OF THE GAMING  FACILITY  AND  RESORT.  The  Project
               Developer  will act as the  Tribe's  exclusive  agent to  develop detailed plans and specifications for the Gaming Facility and the
               related  resort  and  commercial   facilities  and  complete  the
               construction thereof as provided in the Development Agreement.

Mr. Robert Berman
Empire Resorts
August 19, 2004

          g)   OPERATION AND MANAGEMENT OF THE GAMING  FACILITY AND RESORT.  The
               Gaming Manager will act as the Tribe's  exclusive agent to manage the  Gaming  Facility  and  the  related  resort  and  commercial facilities as provided in the Management Agreement.

          DEVELOPMENT  COSTS;  ADDITIONAL  FINANCIAL  SUPPORT.  The  Tribe  will require  Empire to pay, or will cause the Project  Developer to pay,  reasonable costs  incurred  in  securing  the  enactment  of federal  legislation  and,  if necessary, state legislation,  to approve the Settlement,  authorize the Project and  effectuate  the transfer of the Property to the United States to be held in trust  for the  benefit  of the  Tribe as a site  for the  Gaming  Facility.  In
addition,   Empire  or  the  Project   Developer  shall  pay  other   reasonable
pre-development  and preparatory  costs  associated  with the Project.  All such costs incurred after the date this Agreement is fully executed shall be approved in  writing  by the Tribe  and shall  thereupon  constitute  Development  Costs, subject to  reimbursement  by the Tribe or a duly  constituted  gaming authority with exclusive  jurisdiction and control over the Project (the "Authority") upon successful  closing of and solely  from the  proceeds of the  financing  for the
Gaming Facility and/or, at the election of the Project  Developer,  from the net revenues of the  Project,  and only to the extent  expressly  authorized  in the
Development  Agreement,  the  Management  Agreement  or  the  Project  financing documents.  In addition,  the Project  Developer may, but shall not be obligated to, provide  subordinated  financing to the Authority as a part of the financing of the Gaming Facility. The Tribe or the Authority shall be responsible to repay any such  subordinated  financing  solely  from the net  revenues  of the Gaming
Facility.  The  Tribe  will  have no  responsibility  for the  repayment  of any
Development Costs or for repayment of any subordinated financing except from the revenues of the Project and as expressly provided for in the Project documents.

          LAND  CLAIM  ATTORNEYS'  FEES.  In  recognition  of the  value  of the services that the Tribe's land claim  attorneys  have provided over the years in the Cayuga  Land Claim  litigation  and the  relationship  between  the  Tribe's success in that  litigation  to date and the proposed  Settlement,  Empire shall ensure that funds  sufficient to pay the Tribe's land claim  attorneys' fees and expenses,  in full,  within ten (10) days after the Property is transferred into trust for the  benefit of the Tribe as a site for the Gaming  Facility,  will be included in the Project financing.

          OPPORTUNITY  FOR  PARTICPATION.  The Tribe has been  working  with Mr.
Thomas Wilmot to secure approvals for the location of a casino in other areas of
New York, which efforts have proven  unsuccessful.  Nevertheless,  the Tribe has valued the assistance  provided to it in that regard and, although the Tribe has no legal  obligation  to do so, is desirous of making it possible for Mr. Wilmot to  obtain a  limited  participation  interest  in the  revenues  of the  Gaming
Facility,  subject to an appropriate  arrangement for such  participation  being agreed to.  Toward that end,  Empire  shall work with the Tribe in good faith to provide  for such  participation  and  Empire  shall set aside an amount  not to exceed a total of Twenty Five Million Dollars  ($25,000,000) out of its net fees under its  Management  Agreement  with  respect to the Gaming  Facility for such purpose,  which  sum shall  include  reimbursement  of all  costs  and  expenses

Mr. Robert Berman
Empire Resorts
August 19, 2004

incurred by Wilmot  prior to the date of this  Agreement.  In  addition,  Empire shall use its best efforts  with the Tribe to  negotiate a suitable  arrangement with Native American Consulting and Research Services to compensate that company for the services that it has provided to the Tribe.

          TERM.  The Term of this  Agreement  will  extend for one year from the date of its execution, subject to extension by mutual written agreement.

          ASSIGNMENT.  The rights and  obligations of the Tribe and Empire under this agreement are not  assignable  without the consent of the other party other than to an affiliated or successor entity.

          NO BROKERS OR FINDERS.  Each party represents and warrants that it has engaged  no  broker  or  finder  in  connection  with  any of  the  transactions contemplated  by this Agreement nor is any broker or finder in any way connected with any of such  transactions  and will  indemnify  the other against any claim based thereon.

          APPLICABLE  LAW.  NEW YORK  LAW WILL  GOVERN  THE  INTERPRETATION  AND
CONSTRUCTION  OF THIS  LETTER  AGREEMENT  WITHOUT  REGARD TO ANY  PROVISIONS  OF
CONFLICT OF LAWS.  No provision of this letter  agreement is to be deemed merged into or superceded by any other  agreement or contract by or between the parties or any of their  affiliates  unless this Agreement is expressly  referred to and such  other  agreement  or  contract  refers to the  express  provision  that is superceded or terminated by such  agreement or contract.  The  obligations to be
undertaken  by  the  parties  under  this  agreement  are   independent  of  the
obligations to be undertaken with respect to the acquisition and conveyancing of the Property and the  development and management of the Gaming  Facility,  which are to be the  subject  of further  contracts  to be entered  into  between  the parties and their affiliates, or with third parties, as provided herein.

          CONFIDENTIALITY.  This  transaction  is  confidential  in  nature.  No information  is to be given to any third parties  except with the prior approval of both the Tribe and Empire.  Unless  required by law,  there will be no public statements or other  publicity with respect to the terms of our agreement or the status of the project without mutual consent.

          LIMITED WAIVER OF SOVEREIGN IMMUNITY. The Tribe irrevocably (a) agrees that any suit,  action or other  legal  proceeding  arising out of or related to this  Agreement  shall be brought in a State court of record in the State of New
York or in the Courts of the United States located in such State  (including any courts to which  appeals  there  from are  available),  and  hereby  waives  its sovereign  immunity to the extent set forth  herein and only with respect to any such suit,  action or other  legal  proceeding  brought  solely by  Empire,  its successors and assigns,  for money  damages,  specific  performance,  injunctive relief,  declaratory  relief,  and/or any other remedies available to Empire for

Mr. Robert Berman
Empire Resorts
August 19, 2004

the Tribe's breach of this Agreement,  (b) consents to the  jurisdiction of each such court or courts in any suit, action or proceeding, (c) waives any objection which it may have to the laying of venue of any such suit,  action or proceeding in any such courts and any claim that any such suit,  action or  proceeding  has been brought in an inconvenient  forum,  and (d) agrees that a final judgment in any such suit,  action or proceeding  shall be conclusive and may be enforced in other  jurisdictions  by suit on the judgment or in any other manner provided by law; provided,  however,  that any money judgment may be enforced solely against the revenues or assets the Gaming Facility that is the subject of this Agreement or any other gaming  facility  owned by the Tribe in the State of New York,  and not  against  any other  revenues  or assets of the  Tribe.  To the  extent  not prohibited by law, the Tribe  expressly  waives the application of the doctrines of  exhaustion  of tribal  remedies  and any right of comity with respect to any tribal court the Tribe may now or hereafter  maintain.  In any event,  no action may be brought in any tribal court  without the express  consent of Empire.  The
Tribe  and  Empire  hereby  irrevocably  waive all right to trial by jury in any action,  proceeding or counterclaim arising out of or relating to this Agreement to which it is a party or any instrument or document  delivered  under it or the transactions contemplated hereby or thereby.

          EFFECTIVE DATE AND AUTHORIZATION.  This Agreement shall become binding and effective upon execution by both parties.  By executing and delivering  this letter agreement to the Tribe,  Empire represents and warrants to the Tribe that it has been duly  authorized  by proper  corporate  action of Empire.  The Tribe represents  and  warrants  that it has full power and  authority to execute this
Agreement  and to be  bound  by and  perform  the  terms  hereof  and  that  the undersigned  tribal  representative  has been  authorized  under  Tribal  law to execute this Agreement on behalf of the Tribe. Each party shall furnish evidence of such  authority  to the other,  which  shall be  attached as exhibits to this
Agreement.  The Tribe shall take such action as is required  under Tribal law to waive its  sovereign  immunity  from suit as provided in this  Agreement,  which action shall be evidenced  in a Tribal  document and attached  hereto and made a part of this Agreement.

                                Very truly yours,
                                SENECA-CAYUGA TRIBE OF OKLAHOMA

                                By:/s/ LeRoy Howard
                                   ---------------------------------------------
                                Name:  LeRoy Howard
                                Title: Chief

Mr. Robert Berman
Empire Resorts
August 19, 2004

Approved and Accepted:
EMPIRE RESORTS, INC.

By: /s/ Robert Berman                  ATTEST: /s/ Robert H. Friedman
   ----------------------------                ----------------------------
Name:   Robert Berman                  Name:    Robert H. Friedman
Title:  Chief Executive Officer        Title:   Secretary